UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):
April 29, 2020

FIRST MID BANCSHARES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-13368	37-1103704
(State of Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1421 CHARLESTON AVENUE
MATTOON, IL	61938
(Address of Principal Executive Offices)	(Zip Code)

(217) 234-7454
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FMBH	Nasdaq Global Market

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As previously announced by First Mid Bancshares, Inc. (the “Company”), effective as of the commencement of the 2020 Annual Meeting of Stockholders of the Company (the “Annual Meeting”) on April 29, 2020, the Company’s Board of Directors (the “Board”) accepted Gary W. Melvin’s retirement from the Board, and the committees on which Mr. Melvin served, namely the audit committee and the compensation committee, and Mr. Melvin did not stand for re-election at the Annual Meeting because he reached the mandatory retirement age of 70 during his term expiring at the Annual Meeting. The Board’s mandatory retirement policy permits directors to serve for the full term in which they reach age 70.

Item 5.07	Submission of Matters to a Vote of Security Holders.
At the Annual Meeting held on April 29, 2020, there were present in person and by proxy holders of 12,028,713 shares of the Company's common stock, par value $4.00 (the "Common Stock"), representing approximately 72% of the total votes eligible to be cast, constituting a majority and more than a quorum of the outstanding shares entitled to vote.
The matters considered and voted on by the Company's stockholders at the Annual Meeting and the vote of the stockholders was as follows:
Proposal 1: Election of Directors. Two directors were elected as Class I directors at the Annual Meeting, each for a three year term. The number of votes cast for each of the two directors, as well as the number of votes withheld and broker non-votes, were as follows:

	Votes For	Votes Withheld	Broker Non-Votes
Steven L. Grissom	11,563,351	465,362	—
Mary J. Westerhold	11,437,758	590,955	—

Proposal 2: Advisory Vote on Executive Compensation. With respect to the advisory vote to approve the compensation of the Company's named executive officers described in the Company's proxy statement, the number of votes cast for and against, as well as the number of broker non-votes and abstentions, were as follows:

Votes For	Vote Against	Broker Non-Votes	Abstentions
10,973,174	751,317	—	304,221

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST MID BANCSHARES, INC.

Dated: May 1, 2020

By:

Joseph R. Dively
Chairman, President and Chief Executive Officer